UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

EVIO, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code.)

541-633-4568
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.02 Departure of Directors or certain Officers; Election of Directors; Appointment of certain Officers; compensatory Arrangements of certain Officers

Appointment of Albert Lustig as President

On December 27, 2017, the Board appointed Albert Lustig to serve as the Company’s President. As described further below, Lori Glauser, the Company’s Chief Operating Officer and President, will continue to serve as Chief Operating Officer and head of the company’s advisory services division.

Mr. Lustig, 62, joins EVIO after completing a successful 30-year career at Pfizer Inc. Al joined Pfizer in 1986 as a Professional Sales Representative and quickly ascended to positions of increased responsibility, leading to State Director. During his tenure at Pfizer, Al built, led and helped manage many district, regional and national sales organizations that consistently exceeded all performance expectations. Mr. Lustig redefined traditional business models that resulted in the successful introductions of new and innovative pharmaceuticals, generating both billions in sales and improving the lives of millions of patients. While at Pfizer, Al also led many cross functional teams and partnered with senior leadership to help integrate Sales, Marketing, Medical, Operations, Strategy & Analytics and Government Relations across business operations.

•	The term of Mr. Lustig’s employment is for a period of two years commencing January 1, 2018.

•	Mr. Lustig will be paid a base salary of $24,000 per annum.

•	Mr. Lustig will be granted 450,000 shares vesting quarterly over a two-year period.

•	In the event of the termination of Mr. Lustig’s employment by the Company other than for Cause, or by Mr. Lustig for Good Reason (as such terms are defined in the Lustig Employment Agreement), Mr. Lustig will be entitled to aggregate severance payments equal to 6-months of his base salary.

The foregoing is a summary of the terms of the Lustig Employment Agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreement, which has been filed as an exhibit to this Current Report on Form 8-K.

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Lori Glauser Employment Agreement

In connection with Mr. Lustig’s appointment as the Company’s President, on December 27, 2017, the Company entered into an Employment Agreement with Lori Glauser (the “Glauser Employment Agreement”), pursuant to which Ms. Glauser will continue to serve as the Company’s President.

•	The term of Ms. Glauser’s employment is for a period of three years commencing January 1, 2018.

•	Ms. Glauser will be paid a base salary of $150,000 per annum and receive a car allowance of $500 per month.

•	Ms. Glauser will be granted 450,000 stock options at an exercise price of $0.80 per share vesting quarterly over a two-year period.

•	In the event of the termination of Ms. Glauser employment by the Company other than for Cause, or by Ms. Glauser for Good Reason (as such terms are defined in the Glauser Employment Agreement), Ms. Glauser will be entitled to aggregate severance payments equal to 12-months of her base salary.

The foregoing is a summary of the terms of the Glauser Employment Agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreement, which has been filed as an exhibit to this Current Report on Form 8-K.

William Waldrop Employment Agreement

Mr. Waldrop, the Company’s Chief Executive Officer entered into an executive employment agreement with the company on December 27, 2017, (the “Waldrop Employment Agreement”), pursuant to which Mr. Waldrop will continue to serve as the Company’s Chief Executive Officer.

•	The term of Mr. Waldrop’s employment is for a period of three years commencing January 1, 2018.

•	Mr. Waldrop will be paid a base salary of $150,000 per annum and receive a car allowance of $750 per month.

•	Mr. Waldrop will be granted 750,000 stock options at an exercise price of $0.80 per share vesting quarterly over a two-year period.

•	In the event of the termination of Mr. Waldrop employment by the Company other than for Cause, or by Mr. Waldrop for Good Reason (as such terms are defined in the Waldrop Employment Agreement), Mr. Waldrop will be entitled to aggregate severance payments equal to 12-months of his base salary.

•	The consulting agreement between Mr. Waldrop’s affiliate and the Company pursuant to which Mr. Waldrop had provided consulting services to the Company has been terminated.

The foregoing is a summary of the terms of the Waldrop Employment Agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreement, which has been filed as an exhibit to this Current Report on Form 8-K.

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Anthony Smith Amended Employment Agreement

Mr. Smith, the Company’s Chief Science Officer entered into an amended executive employment agreement with the company on December 27, 2017, (the “Smith Amended Employment Agreement”), pursuant to which Mr. Smith will continue to serve as the Company’s Chief Science Officer.

•	The term of Mr. Smith’s employment agreement is for a period of three years commencing January 1, 2018.

•	Mr. Smith will be paid a base salary of $120,000 per annum and receive a car allowance of $350 per month.

•	Mr. Smith will be granted 250,000 stock options at an exercise price of $0.80 per share vesting quarterly over a two-year period.

•	In the event of the termination of Mr. Smith’s employment by the Company other than for Cause, or by Mr. Smith for Good Reason (as such terms are defined in the Smith Amended Employment Agreement), Mr. Smith will be entitled to aggregate severance payments equal to 12-months of his base salary.

The foregoing is a summary of the terms of the Smith Amended Employment Agreement, does not purport to be complete, and is subject to and qualified in its entirety by reference to the text of such agreement, which has been filed as an exhibit to this Current Report on Form 8-K.

On January 3, 2018, EVIO Inc. (the "Company") issued a press release announcing the appointment of Mr. Lustig to President. A copy of the press release is attached as Exhibit 99.1 to this Report.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability such section.

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Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Employment Agreement between EVIO Inc. and Albert Lustig dated as of January 1, 2018
Exhibit 10.2	Employment Agreement between EVIO Inc. and Lori Glauser dated as of December 27, 2017
Exhibit 10.3	Employment Agreement between EVIO Inc. and William Waldrop dated as of December 27, 2017
Exhibit 10.4	Amended Employment Agreement between EVIO Inc. and Anthony Smith dates as of December 27, 2017
99.1	Press release dated January 3, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVIO, Inc.

Dated: January 3, 2018	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO

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